                                                                    EXHIBIT 99.3

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information has been derived from the historical financial statements of the Company and Ryder, and gives pro forma effect to the Acquisition and the Offering as if they had occurred as of January 1, 1996 with respect to the unaudited condensed pro forma statements of operations and as of June 30, 1997 with respect to the unaudited condensed pro forma balance sheet.

     The unaudited pro forma financial information does not purport to represent what the Company's results of operations actually would have been if each of such transactions had occurred as of the dates indicated or will be for any future periods. The unaudited pro forma financial information is based upon assumptions believed appropriate by management of the Company and does not reflect all potential cost savings or improvements in revenues that the Company believes could be realized as a result of the Acquisition. However, there can be no assurance that any of these anticipated savings can be achieved or that the effects of any such savings will not be offset by unexpected, unforeseen increases in other costs.

     The Acquisition will be accounted for under the purchase method of accounting. The total purchase price for the Acquisition will be allocated to the assets and liabilities acquired based upon their relative fair values at the closing of the Acquisition, based upon valuation and other studies which are not yet complete. The allocation of the purchase price reflected herein is subject to revision when additional information from the valuations and studies become available. However, the Company does not expect that the effects of the final allocation will differ materially from those set forth herein.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                   (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                             OFFERING
                                                                                AND
                                                                             PURCHASE
                                        ACQUISITION   ADJUSTED                 PRICE      PRO FORMA
                             RYDER(1)   ADJUSTMENTS    RYDER      ALLIED    ADJUSTMENTS    COMBINED
                             --------   -----------   --------   --------   -----------   ----------
REVENUES...................  $315,156     $(2,663)(2) $315,696   $208,969    $     --      $524,665
                                            3,203(3)
                             --------     -------     --------   --------    --------      --------
OPERATING EXPENSES
  Depreciation and
     amortization..........    19,818        (190)(2)   19,636     13,786         108(5)     33,530
                                                8(3)
  Other operating
     expenses..............   285,497      (2,637)(2)  286,013    183,733      (6,340)(6)   463,406
                                            3,153(3)
                             --------     -------     --------   --------    --------      --------
          Total operating
            expenses.......   305,315         334      305,649    197,519      (6,232)      496,936
                             --------     -------     --------   --------    --------      --------
OPERATING INCOME...........     9,841         206       10,047     11,450       6,232        27,729
                             --------     -------     --------   --------    --------      --------
OTHER INCOME (EXPENSE)
  Interest expense.........      (334)         (1)(3)     (335)    (5,408)     (5,827)(7)   (11,570)
  Interest income..........     1,228        (137)(2)    1,091        357          --         1,448
  Other income (expense),
     net...................       738          14(2)       752         --          --           752
                             --------     -------     --------   --------    --------      --------
                                1,632        (124)       1,508     (5,051)     (5,827)       (9,370)
                             --------     -------     --------   --------    --------      --------
INCOME BEFORE INCOME
  TAXES....................    11,473          82       11,555      6,399         405        18,359
INCOME TAX PROVISION.......     3,818         724(4)     4,542      2,688       1,032(4)      8,262
                             --------     -------     --------   --------    --------      --------
NET INCOME (LOSS)..........  $  7,655     $  (642)    $  7,013   $  3,711    $   (627)     $ 10,097
                             ========     =======     ========   ========    ========      ========
EARNINGS PER SHARE.........                                      $   0.48                  $   1.31
                                                                 ========                  ========
WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING.......                                         7,725                     7,725
EBITDA(8)..................                           $ 30,435   $ 25,236                  $ 62,011
                                                      ========   ========                  ========

      See accompanying notes to unaudited pro forma financial information.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                   (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                             OFFERING
                                                                                AND
                                                                             PURCHASE
                                        ACQUISITION   ADJUSTED                 PRICE      PRO FORMA
                             RYDER(1)   ADJUSTMENTS    RYDER      ALLIED    ADJUSTMENTS   COMBINED
                             --------   -----------   --------   --------   -----------   ---------
REVENUES...................  $583,292    $(15,178)(2) $568,114   $392,547    $     --     $960,661
                             --------    --------     --------   --------    --------     --------
OPERATING EXPENSES
  Depreciation and
     amortization..........    38,838        (718)(2)   38,120     26,425         115(5)    64,660
  Restructuring charge.....    18,328      (7,023)(2)   11,305         --          --       11,305
  Other operating
     expenses..............   543,315     (25,216)(2)  518,099    347,527     (12,678)(6)  852,948
                             --------    --------     --------   --------    --------     --------
          Total operating
            expenses.......   600,481     (32,957)     567,524    373,952     (12,563)     928,913
                             --------    --------     --------   --------    --------     --------
OPERATING (LOSS) INCOME....   (17,189)     17,779          590     18,595      12,563       31,748
                             --------    --------     --------   --------    --------     --------
OTHER INCOME (EXPENSE)
  Interest expense.........      (866)         --         (866)   (10,720)    (11,702)(7)  (23,288)
  Interest income..........       895        (282)(2)      613        603          --        1,216
  Other income (expense),
     net...................     2,470           2(2)     2,472         --          --        2,472
                             --------    --------     --------   --------    --------     --------
                                2,499        (280)       2,219    (10,117)    (11,702)     (19,600)
                             --------    --------     --------   --------    --------     --------
(LOSS) INCOME BEFORE INCOME
  TAXES AND EXTRAORDINARY
  ITEM.....................   (14,690)     17,499        2,809      8,478         861       12,148
INCOME TAX (BENEFIT)
  PROVISION................    (1,256)      3,837(4)     2,581      3,557         336(4)     6,474
                             --------    --------     --------   --------    --------     --------
(LOSS) INCOME BEFORE
  EXTRAORDINARY ITEM.......  $(13,434)   $ 13,662     $    228   $  4,921    $    525     $  5,674
                             ========    ========     ========   ========    ========     ========
EARNINGS PER SHARE.........                                      $   0.64                 $   0.73
                                                                 ========                 ========
WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING.......                                         7,725                    7,725
EBITDA(8)..................                           $ 41,182   $ 45,020                 $ 98,880
                                                      ========   ========                 ========

      See accompanying notes to unaudited pro forma financial information.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                              AS OF JUNE 30, 1997
                                 (IN THOUSANDS)

                                                                                          OFFERING
                                                                                        AND PURCHASE
                                               ACQUISITION      ADJUSTED                    PRICE          PRO FORMA
                                    RYDER(9)   ADJUSTMENTS       RYDER       ALLIED      ADJUSTMENTS       COMBINED
                                    --------   -----------      --------   ----------   -------------      ---------
                                                       ASSETS
CURRENT ASSETS
  Cash and cash equivalents.......  $  6,047    $    170(10)    $  1,217    $  4,409      $      --        $  5,626
                                                  (5,000)(11)
  Short-term investments..........        --          --              --       8,821             --           8,821
  Receivables, net of allowance
    for doubtful accounts.........    46,396         650(10)      47,046      28,325             --          75,371
  Deferred income taxes...........     6,509        (293)(11)     11,608          --             --          11,608
                                                   4,433(12)
                                                     959(13)
  Other current assets............    17,552      (7,861)(11)      9,691      18,469             --          28,160
                                    --------    --------        --------    --------      ---------        --------
         Total current assets.....    76,504      (6,942)         69,562      60,024             --         129,586
                                    --------    --------        --------    --------      ---------        --------
PROPERTY AND EQUIPMENT, net.......   161,299          46(10)     159,122     126,364         14,500(17)     299,986
                                                  (2,223)(11)
                                    --------    --------        --------    --------      ---------        --------
OTHER ASSETS
  Goodwill, net...................    42,550          --          42,550      33,800         14,055(18)      90,405
  Other...........................    10,862      (4,695)(11)      6,167       8,506          5,350(19)      20,023
                                    --------    --------        --------    --------      ---------        --------
         Total other assets.......    53,412      (4,695)         48,717      42,306         19,405         110,428
                                    --------    --------        --------    --------      ---------        --------
         Total assets.............  $291,215    $(13,814)       $277,401    $228,694      $  33,905        $540,000
                                    ========    ========        ========    ========      =========        ========

                                        LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Current maturities of long-term
    debt..........................  $     --    $     --        $     --    $  8,248      $      --        $  8,248
  Trade accounts payable..........    21,246         710(10)      21,956      12,910             --          34,866
  Accrued liabilities.............    57,657          50(10)      69,845      37,433         13,082(20)     120,360
                                                  (3,329)(11)
                                                  12,909(14)
                                                   2,558(15)
                                    --------    --------        --------    --------      ---------        --------
         Total current
           liabilities............    78,903      12,898          91,801      58,591         13,082         163,474
                                    --------    --------        --------    --------      ---------        --------
LONG-TERM DEBT AND CAPITAL LEASE
  OBLIGATIONS, less current
  maturities......................       805          --             805      96,986        150,000(21)     223,541
                                                                                            (24,250)(22)
DEFERRED INCOME TAXES.............    26,300         765(11)       9,274       8,700          5,655(23)      23,629
                                                 (17,791)(12)
OTHER LONG-TERM LIABILITIES.......    20,615          79(10)      65,665       4,260           (726)(24)     69,199
                                                  (1,419)(11)
                                                  46,390(14)
STOCKHOLDERS' EQUITY..............   164,592     (54,736)(16)    109,856      60,157       (109,856)(24)     60,157(25)
                                    --------    --------        --------    --------      ---------        --------
         Total liabilities and
           stockholders' equity...  $291,215    $(13,814)       $277,401    $228,694      $  33,905        $540,000
                                    ========    ========        ========    ========      =========        ========

      See accompanying notes to unaudited pro forma financial information.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

 (1) Represents the historical results of operations of Ryder Automotive Carrier Services, Inc. ("RACS") for the period indicated.
 (2) Elimination of the operations of RACS not included in the Acquisition.
 (3) Addition of the operations of RC Management Corp. ("RCMC"), which will be acquired as part of the Acquisition. RCMC began operations in January 1997.
 (4) Reflects the income tax effect of the adjustments.
 (5) Reflects the net effect of the change in goodwill amortization expense related to the Acquisition, as follows:

                                                                    SIX MONTHS
                                                                       ENDED          YEAR ENDED
                                                                   JUNE 30, 1997   DECEMBER 31, 1996
                                                                   -------------   -----------------
     (a)  Increased goodwill amortization expense based upon the preliminary purchase price allocation of the
          Acquisition, using the straight-line method over a
          40-year life...........................................      $ 708            $ 1,415
     (b)  Elimination of goodwill amortization expense from
          Ryder's operations.....................................       (600)            (1,300)
                                                                       -----            -------
                                                                       $ 108            $   115
                                                                       =====            =======

 (6) Represents elimination of the following costs:
     (a) Salaries and wages, rent expenses and other operating expenses to be eliminated as a result of closing duplicate terminals and offices.
     (b) Management and other fees allocated to Ryder by Ryder System which will not be incurred by Ryder under the Company's ownership.
 (7) Reflects interest expense at 8 5/8%, elimination of interest expense on amounts under the revolving credit facility to be repaid with proceeds from the Offering, and amortization of deferred debt costs incurred in connection with the issuance of the Notes.
 (8) Represents income before interest expense, interest income, income tax provision and depreciation and amortization. EBITDA is presented because it provides useful information regarding a company's ability to service and/or incur debt. EBITDA should not be considered in isolation from or as a substitute for net income, cash flows from operating activities and other consolidated income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity.
 (9) Represents the historical assets and liabilities of RACS as of June 30, 1997.
(10) Addition of the assets and liabilities of RCMC, which will be acquired as part of the Acquisition.
(11) Elimination of the assets and liabilities of RACS not included in the Acquisition.
(12) Deferred income tax assets and liabilities related to the assumption by Ryder of certain insurance liabilities from Ryder System as part of the Acquisition (see note 14).
(13) Effect on deferred income taxes related to severance liability (see note
     15).
(14) Reflects the transfer to Ryder of certain insurance liabilities, including workers' compensation, post employment benefits other than pensions, and general liability, previously maintained on the books of Ryder System.
(15) Severance liability related to termination of certain Ryder personnel in connection with the Acquisition.
(16) Effect on stockholders' equity of pro forma adjustments to assets and liabilities as follows:

     (a)  Insurance liabilities assumed from Ryder System, net of deferred taxes..............................................  $(37,075)
     (b)  Severance liability assumed from Ryder System, net of
          deferred taxes..............................................    (1,599)
     (c)  Assets and liabilities of RACS not acquired.................   (16,089)
     (d)  Assets and liabilities of RCMC acquired.....................        27
                                                                        --------
          Total effect on stockholders' equity........................  $(54,736)
                                                                        ========

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

(17) Write-up of Ryder property and equipment to fair market value.
(18) Adjustment to goodwill reflects:

     (a)  Addition of goodwill related to the Acquisition.............  $ 56,605
     (b)  Elimination of goodwill recorded by Ryder...................   (42,550)
                                                                        --------
          Total effect on goodwill....................................  $ 14,055
                                                                        ========

(19) Estimated Offering expenses to be deferred and amortized over the life of the Notes.
(20) Estimated additional liabilities incurred in connection with the Acquisition, including severance and Acquisition costs.
(21) Reflects the issuance of the Notes.
(22) Repayment of amounts outstanding under the revolving credit facility with a portion of the proceeds from the Offering.
(23) Deferred income taxes, recorded at 39%, related to the write-up of Ryder property and equipment to fair market value.
(24) Elimination of Ryder advances to affiliates and stockholders' equity.
(25) Excludes an after-tax charge of approximately $5.0 million the Company intends to record upon completion of the Acquisition to write down Company Rigs and terminal facilities that will be idled or closed as a result of the Acquisition.

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